                                                                   EXHIBIT 10.32

                                 [CONFIDENTIAL]

                              PUBLIC HEALTH SERVICE

                      PATENT LICENSE AGREEMENT-NONEXCLUSIVE

                                   COVER PAGE

For Office of Technology Transfer/NIH internal use only:
Patent License Number: L-052-98/0

Serial Numbers of Licensed Patents: 60/024,386

Licensee: Introgen Therapeutics, Inc., 301 Congress Avenue, Suite 1850, Austin, TX 78701

CRADA Number (if applicable): None

Additional Remarks:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Patent License Agreement, hereinafter referred to as the "AGREEMENT," consists of this Cover Page, an attached agreement, a Signature Page, Appendix A (Patent or Patent Application), Appendix B (Fields of Use and Territory), Appendix C (Royalties), and Appendix D (Modifications). This Cover Page serves to identify the Parties to this AGREEMENT as follows:

1. The National Institutes of Health ("NIH") or the Centers for Disease Control ("CDC"), hereinafter singly or collectively referred to as "PHS," agencies of the United States Public Health Service within the Department of Health and Human Services ("DHHS"); and

2. The person, corporation, or institution identified above and/or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as "LICENSEE."



NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 1 of 17

                 PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE

PHS and LICENSEE agree as follows:

1.  BACKGROUND

    1.01 In the course of conducting biomedical and behavioral research, PHS investigators made inventions that may have commercial applicability.

    1.02 By assignment of rights from PHS employees and other inventors, DHHS, on behalf of the United States Government, owns intellectual property rights claimed in any United States and foreign patent applications or patents corresponding to the assigned inventions. DHHS also owns any tangible embodiments of these inventions actually reduced to practice by PHS.

    1.03 The Assistant Secretary for Health of DHHS has delegated to PHS the authority to enter into this AGREEMENT for the licensing of the rights to these inventions under 35 U.S.C. Sections 200-212, the Federal Technology Transfer Act of 1986, 15 U.S.C. Section 3710a, and/or the regulations governing the licensing of Government-owned inventions, 37 CFR Part 404.

    1.04 PHS desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

    1.05 LICENSEE desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.

2.  DEFINITIONS

    2.01   "LICENSED PATENT RIGHTS" shall mean:

            a) U.S. patent applications and patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from such applications, divisions, and continuations, and any reissues, reexaminations, and extensions of all such patents;

            b) to the extent that the following contain one or more claims directed to the invention or inventions claimed in a) above: i) continuations-in-part of a) above; ii) all divisions and continuations of these continuations-in-part; iii) all patents issuing from such continuations-in-part, divisions, and continuations; and iv) any reissues, reexaminations, and extensions of all such patents;

            c) to the extent that the following contain one or more claims directed to the invention or inventions claimed in a) above: all counterpart foreign applications and patents to a) and b) above, including those listed in Appendix A.

                LICENSED PATENT RIGHTS shall not include b) or c) above to the extent that they contain one or more claims directed to new matter which is not the subject matter of a claim in a) above.

    2.02 "LICENSED PRODUCT(S)" means tangible materials which, in the course of manufacture,



NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 2 of 17
           use, or sale would, in the absence of this AGREEMENT, infringe one or more claims of the LICENSED PATENT RIGHTS that have not been held invalid or unenforceable by an unappealed or unappealable judgement of a court of competent jurisdiction.

    2.03 "LICENSED PROCESS(ES)" means processes which, in the course of being practiced would, in the absence of this AGREEMENT, infringe one or more claims of the LICENSED PATENT RIGHTS that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

    2.04 "LICENSED TERRITORY" means the geographical area identified in Appendix B.

    2.05 "NET SALES" means the total gross receipts for sales of LICENSED PRODUCTS or practice of Licensed Processes by or on behalf of LICENSEE and from leasing, renting, or otherwise making LICENSED PRODUCTS available to others without sale or other dispositions, whether invoiced or not, less returns and allowances actually granted, packing costs, insurance costs, freight out, taxes or excise duties imposed on the transaction (if separately invoiced), and wholesaler and cash discounts in amounts customary in the trade. No deductions shall be made for commissions paid to individuals, whether they be with independent sales agencies or regularly employed by LICENSEE and on its payroll, or for the cost of collections.

    2.06 "FIRST COMMERCIAL SALE" means the initial transfer by or on behalf of LICENSEE of LICENSED PRODUCTS or the initial practice of a LICENSED PROCESS in exchange for cash or some equivalent to which value can be assigned for the purpose of determining NET SALES.

    2.07   "GOVERNMENT" means the government of the United States of America.

    2.08 "LICENSED FIELDS OF USE" means the fields of use identified in Appendix B.

3.  GRANT OF RIGHTS

    3.01 PHS hereby grants and LICENSEE accepts, subject to the terms and conditions of this AGREEMENT, a nonexclusive license to LICENSEE under the LICENSED PATENT RIGHTS in the LICENSED TERRITORY to make and have made, to use and have used, and to sell and have sold any LICENSED PRODUCTS in the LICENSED FIELDS OF USE and to practice and have practiced any LICENSED PROCESSES in the LICENSED FIELDS OF USE.

    3.02   LICENSEE has no right to grant sublicenses.

    3.03 This AGREEMENT confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of PHS other than the LICENSED PATENT RIGHTS regardless of whether such patents are dominant or subordinate to LICENSED PATENT RIGHTS.

4.  STATUTORY AND PHS REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

    4.01 LICENSEE agrees that products used or sold in the United States embodying LICENSED PRODUCTS or produced through use of LICENSED PROCESSES shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from PHS.


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 3 of 17

5.  ROYALTIES AND REIMBURSEMENT

    5.01 LICENSEE agrees to pay to PHS a noncreditable, nonrefundable license issue royalty as set forth in Appendix C within thirty (30) days from the date that this AGREEMENT becomes effective.

    5.02 LICENSEE agrees to pay to PHS a nonrefundable minimum annual royalty as set forth in Appendix C. The minimum annual royalty is due and payable on January 1 of each calendar year [*]. The minimum annual royalty for the first calendar year of this AGREEMENT is due and payable within thirty (30) days from the effective date of this AGREEMENT and will be prorated according to the fraction of the calendar year remaining between the effective date of this AGREEMENT and the next subsequent January 1.

    5.03 LICENSEE agrees to pay PHS benchmark royalties as set forth in Appendix C.

    5.04   LICENSEE agrees to pay PHS earned royalties as set forth in Appendix
           C.

    5.05 A claim of a patent licensed under this AGREEMENT shall cease to fall within the LICENSED PATENT RIGHTS for the purpose of computing the minimum annual royalty and earned royalty payments in any given country on the earliest of the dates that a) the claim has been abandoned but not continued, b) the patent expires, c) the patent is no longer maintained by the Government, or d) all claims of the LICENSED PATENT RIGHTS have been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.

    5.06 No multiple royalties shall be payable because any LICENSED PRODUCTS or LICENSED PROCESSES are covered by more than one of the LICENSED PATENT RIGHTS.

    5.07 On sales of LICENSED PRODUCTS by LICENSEE in other than an arm's-length transaction, the value of the NET SALES attributed under this Article 5 to such a transaction shall be that which would have been received in an arm's-length transaction, based on sales of like quantity and quality products on or about the time of such transaction.

    5.08 As an additional royalty, LICENSEE agrees to pay PHS within (60) days of PHS's submission of a statement and request for payment, an amount equivalent to all patent expenses previously incurred by PHS in the preparation, filing, prosecution, and maintenance of LICENSED PATENT RIGHTS, to be divided equally among all nonexclusive commercialization licensees of record as of the date the statement and request for payment is sent by PHS to LICENSEE. LICENSEE further agrees to pay PHS annually, within sixty (60) days of PHS's submission of a statement and request for payment, a royalty amount equivalent to all such future patent expenses incurred during the previous calendar year divided equally among all nonexclusive commercialization licensees of record as of the date the statement and request for payment are sent by PHS to LICENSEE. [*] of the cumulative amount of the payments due under this Paragraph 5.07 may be credited against royalties due under Paragraph 5.03; however, the net royalty payment in any calendar year may not be lower than the minimum annual royalty specified in Appendix C. LICENSEE may elect to surrender its rights in any country of the LICENSED TERRITORY under any LICENSED PATENT RIGHTS upon sixty (60) days' written notice to PHS and owe no payment obligation under this Paragraph for subsequent patent-related expenses incurred in that country.


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 4 of 17



         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6.  RECORD KEEPING

    6.01 LICENSEE agrees to keep accurate and correct records of LICENSED PRODUCTS made, used, or sold and LICENSED PROCESSES practiced under this AGREEMENT appropriate to determine the amount of royalties due PHS. Such records shall be retained for at least five (5) years following a given reporting period. They shall be available during normal business hours for inspection at the expense of PHS by an accountant or other designated auditor selected by PHS for the sole purpose of verifying reports and payments hereunder. The accountant or auditor shall only disclose to PHS information relating to the accuracy of reports and payments made under this AGREEMENT. If an inspection shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then LICENSEE shall reimburse PHS for the cost of the inspection at the time LICENSEE pays the unreported royalties, including any late charges as required by Paragraph 7.06 of this AGREEMENT. All payments required under this Paragraph shall be due within thirty (30) days of the date PHS provides LICENSEE notice of the payment due.

7.  REPORTS ON PROGRESS, SALES, AND PAYMENTS

    7.01 Prior to signing this AGREEMENT, LICENSEE has provided to PHS a written commercialization plan ("COMMERCIAL DEVELOPMENT PLAN") under which LICENSEE intends to bring the subject matter of the LICENSED PATENT RIGHTS into commercial use. The COMMERCIAL DEVELOPMENT PLAN is hereby incorporated by reference into this AGREEMENT.

    7.02 LICENSEE shall provide written annual reports on its product development progress or efforts to commercialize under the COMMERCIAL DEVELOPMENT PLAN for each of the LICENSED FIELDS OF USE within sixty
           (60) days after December 31 of each calendar year. These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, manufacturing, marketing, and sales during the preceding calendar year, as well as plans for the present calendar year. LICENSEE agrees to provide any additional data reasonably required by PHS to evaluate LICENSEE's performance.

    7.03 LICENSEE shall report to PHS the date of the FIRST COMMERCIAL SALE in each country in the LICENSED TERRITORY within thirty (30) days of such occurrence.

    7.04 LICENSEE shall submit to PHS within sixty (60) days after each calendar half-year ending June 30 and December 31 a royalty report setting forth for the preceding half-year period the amount of the LICENSED PRODUCTS sold or LICENSED PROCESSES practiced by or on behalf of LICENSEE in each country within the LICENSED TERRITORY, the NET SALES, and the amount of royalty accordingly due. With each such royalty report, LICENSEE shall submit payment of the earned royalties due. If no earned royalties are due to PHS for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of LICENSEE and shall include a detailed listing of all deductions made under Paragraph
           2.05 to determine NET SALES made under Article 5 to determine royalties due.

    7.05 Royalties due under Article 5 shall be paid in U.S. dollars. For conversion of foreign currency to U.S. dollars, the conversion rate shall be the rate quoted in The Wall Street Journal on the day that the payment is due. All checks and bank drafts shall be drawn on United States banks and shall be payable to NIH/Patent Licensing at the address shown


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 5 of 17
           on the Signature Page below. Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by LICENSEE. All royalty payments due under this AGREEMENT shall be mailed to the following address: NIH
           P.O. Box 360120, Pittsburgh, Pennsylvania 15251-6120. The royalty report required by paragraph 7.04 of this AGREEMENT shall accompany each such payment and a copy of such report shall also be mailed to PHS at its address for notices indicated on the Signature Page of this AGREEMENT.

    7.06 Late charges will be applied to any overdue payments as required by the U.S. Department of Treasury in the Treasury Fiscal Requirements Manual, Section 8025.40. The payment of such late charges shall not prevent PHS from exercising any other rights it may have as a consequence of the lateness of any payment.

    7.07 All plans and reports required by this Article 7 and marked "confidential" by LICENSEE shall be treated by PHS as commercial and financial information obtained from a person, and as privileged and confidential and, to the extent permitted by law, shall not be subject to disclosure under the Freedom of Information Act, 5 U.S.C.
           Section 552.

8.  PERFORMANCE

    8.01 LICENSEE shall use its reasonable best efforts to introduce the LICENSED PRODUCTS into the commercial market or apply the LICENSED PROCESSES to commercial use as soon as practicable. "Reasonable best efforts" for the purpose of this provision shall include, but not be limited to, adherence to the COMMERCIAL DEVELOPMENT PLAN.

    8.02 Upon the FIRST COMMERCIAL SALE, until the expiration of this AGREEMENT, LICENSEE shall use its reasonable best efforts to keep LICENSED PRODUCTS and LICENSED PROCESSES reasonably accessible to the public.

9.  INFRINGEMENT AND PATENT ENFORCEMENT

    9.01 PHS and LICENSEE agree to notify each other promptly of each infringement or possible infringement, as well as any facts which may affect the validity, scope, or enforceability of the LICENSED PATENT RIGHTS of which either Party becomes aware.

    9.02 If PHS has been unable to eliminate a substantial infringement within one (1) year of written notification to the Office of Technology Transfer from LICENSEE of the existence of a substantial infringement and has not instituted infringement litigation, LICENSEE shall be excused from [*]. Thereafter, when the substantial infringement has ceased or an infringement suit has been initiated, PHS shall so notify the LICENSEE in writing, at which time [*] shall resume as of the date of such notification.

    9.03 In the event that a declaratory judgment action alleging invalidity of any of the LICENSED PATENT RIGHTS shall be brought against PHS, PHS agrees to notify LICENSEE that an action alleging invalidity has been brought. PHS does not represent that it will commence legal action to defend against a declaratory action alleging invalidity. LICENSEE shall take no action to compel the GOVERNMENT either to initiate or to join in any such declaratory judgment action. Should the GOVERNMENT be made a party to any such suit by motion or


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 6 of 17





         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

           any other action of LICENSEE, LICENSEE shall reimburse the GOVERNMENT for any costs, expenses, or fees which the GOVERNMENT incurs as a result of its defending against such motion or other action taken in response to the motion. Upon LICENSEE's payment of all costs incurred by the GOVERNMENT as a result of LICENSEE's joinder motion or other action, these actions by LICENSEE will not be considered a default in the performance of any material obligation under this AGREEMENT.

10. NEGATION OF WARRANTIES AND INDEMNIFICATION

    10.01  PHS offers no warranties other than those specified in Article 1.

    10.02 PHS does not warrant the validity of the LICENSED PATENT RIGHTS and makes no representations whatsoever with regard to the scope of the LICENSED PATENT RIGHTS, or that the LICENSED PATENT RIGHTS may be exploited without infringing other patents or other intellectual property rights of third parties.

    10.03 PHS MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS.

    10.04 PHS does not represent that it will commence legal actions against third parties infringing the LICENSED PATENT RIGHTS.

    10.05 LICENSEE shall indemnify and hold PHS, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of a) the use by or on behalf of LICENSEE, ALSO sublicensees or its directors, employees, or third parties of any LICENSED PATENT RIGHTS, or b) the design, manufacture, distribution, or use of any LICENSED PRODUCTS, LICENSED PROCESSES, or other products or processes developed in connection with or arising out of the LICENSED PATENT RIGHTS. LICENSEE agrees to maintain a liability insurance program consistent with sound business practice.

11. TERMINATION AND MODIFICATION OF RIGHTS

    11.01 This AGREEMENT is effective when signed by all parties and shall extend to the expiration of the last to expire of the LICENSED PATENT RIGHTS unless sooner terminated as provided in this Article 11.

    11.02 In the event that LICENSEE is in default in the performance of any material obligations under this AGREEMENT, and if the default has not been remedied within ninety (90) days after the date of notice in writing of such default, PHS may terminate this AGREEMENT by written notice.

    11.03 At least thirty (30) days prior to filing a petition in bankruptcy, LICENSEE must inform PHS in writing of its intention to file the petition in bankruptcy or of a third party's intention to file an involuntary petition in bankruptcy.

    11.04 In the event that LICENSEE becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 7 of 17
           third party's intention to file an involuntary petition in bankruptcy, LICENSEE shall immediately notify PHS in writing. Furthermore, PHS shall have the right to terminate this AGREEMENT by giving LICENSEE written notice. Termination of this AGREEMENT is effective upon LICENSEE's receipt of the written notice.

    11.05 LICENSEE shall have a unilateral right to terminate this AGREEMENT and/or its rights in any country by giving PHS sixty (60) days' written notice to that effect.

    11.06 PHS shall specifically have the right to terminate or modify, at its option, this AGREEMENT, if PHS determines that the LICENSEE: 1) is not executing the COMMERCIAL DEVELOPMENT PLAN submitted with its request for a license and the LICENSEE cannot otherwise demonstrate to PHS's satisfaction that the LICENSEE has taken, or can be expected to take within a reasonable time, effective steps to achieve practical application of the LICENSED PRODUCTS or LICENSED PROCESSES;
           2) has willfully made a false statement of, or willfully omitted, a material fact in the license application or in any report required by the license agreement; 3) has committed a substantial breach of a covenant or agreement contained in the license; 4) is not keeping LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public after commercial use commences; 5) cannot reasonably satisfy unmet health and safety needs; or 6) cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 4.01 unless waived. In making this determination, PHS will take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by LICENSEE under Paragraph
           7.02. Prior to invoking this right, PHS shall give written notice to LICENSEE providing LICENSEE specific notice of, and a ninety (90) day opportunity to respond to, PHS's concerns as to the previous items 1) to 6). If LICENSEE fails to alleviate PHS's concerns as to the previous items 1) to 6) or fails to initiate corrective action to PHS's satisfaction, PHS may terminate this AGREEMENT.

    11.07 PHS reserves the right according to 35 U.S.C. Section 209(f)(4) to terminate or modify this AGREEMENT if it is determined that such action is necessary to meet requirements for public use specified by Federal regulations issued after the date of the license and such requirements are not reasonably satisfied by LICENSEE.

    11.08 Within thirty (30) days of receipt of written notice of PHS's unilateral decision to terminate this AGREEMENT, LICENSEE may, consistent with the provisions of 37 CFR Section 404.11, appeal the decision by written submission to the Director of NIH or designee. The decision of the NIH Director or designee shall be the final agency decision. LICENSEE may thereafter exercise any and all administrative or judicial remedies that may be available.

    11.09  Within ninety (90) days of termination of this AGREEMENT under this
           Article 11 or expiration under Paragraph 11.01, a final report shall be submitted by LICENSEE. Any royalty payments and unreimbursed patent expenses due to PHS become immediately due and payable upon termination or expiration of this AGREEMENT, and LICENSEE shall return all LICENSED PRODUCTS or other materials included within the LICENSED PATENT RIGHTS to PHS or provide PHS with certification of their destruction.

    11.10  Paragraphs 6.01, 7.05-7.07, 10.01, 10.03, 10.05, and 11.08 of this
           AGREEMENT shall survive termination of this AGREEMENT.


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 8 of 17

12. GENERAL PROVISIONS

    12.01 Neither Party may waive or release any of its rights or interests in this AGREEMENT except in writing. The failure of the GOVERNMENT to assert a right hereunder or to insist upon compliance with any term or condition of this AGREEMENT shall not constitute a waiver of that right by the GOVERNMENT or excuse a similar subsequent failure to perform any such term or condition by LICENSEE.

    12.02 This AGREEMENT constitutes the entire agreement between the Parties relating to the subject matter of the LICENSED PATENT RIGHTS, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this AGREEMENT.

    12.03 The provisions of this AGREEMENT are severable, and in the event that any provision of this AGREEMENT shall be determined to be invalid or unenforceable under any controlling body of law, such determination shall not in any way affect the validity or enforceability of the remaining provisions of this AGREEMENT.

    12.04 If either Party desires a modification to this AGREEMENT, the Parties shall, upon reasonable notice of the proposed modification by the Party desiring the change, confer in good faith to determine the desirability of such modification. No modification will be effective until a written amendment is signed by the signatories to this AGREEMENT or their designees.

    12.05 The construction, validity, performance, and effect of this AGREEMENT shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

    12.06 All notices required or permitted by this AGREEMENT shall be given by prepaid, first class, registered or certified mail properly addressed to the other Party at the address designated on the following Signature Page, or to such other address as may be designated in writing by such other Party, and shall be effective as of the date of the postmark of such notice.

    12.07 This AGREEMENT shall not be assigned by LICENSEE except a) with the prior written consent of PHS; or b) as part of a sale or transfer of substantially the entire business of LICENSEE relating to operations which concern this AGREEMENT. LICENSEE shall notify PHS within ten
           (10) days of any assignment of this AGREEMENT by LICENSEE.

    12.08 LICENSEE agrees in its use of any PHS-supplied materials to comply with all applicable statutes, regulations, and guidelines, including Public Health Service and National Institutes of Health regulations and guidelines. LICENSEE agrees not to use the materials for research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. LICENSEE agrees not to use the materials for research involving human subjects or clinical trials outside of the United States without notifying PHS, in writing, of such research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to PHS of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of such research or trials.

    12.09 LICENSEE acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory



NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 9 of 17
           prototypes, biological material, and other commodities. The transfer of such items may require a license from the cognizant agency of the U.S. GOVERNMENT or written assurances by LICENSEE that it shall not export such items to certain foreign countries without prior approval of such agency. PHS neither represents that a license is or is not required or that, if required, it shall be issued.

    12.10 LICENSEE agrees to mark the LICENSED PRODUCTS or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate "Patent Pending" status. All LICENSED PRODUCTS manufactured in, shipped to, or sold in other countries shall be marked in such a manner as to preserve PHS patent rights in such countries.

    12.11 By entering into this AGREEMENT, PHS does not directly or indirectly endorse any product or service provided, or to be provided, by LICENSEE whether directly or indirectly related to this AGREEMENT. LICENSEE shall not state or imply that this AGREEMENT is an endorsement by the GOVERNMENT, PHS any other GOVERNMENT organizational unit, or any GOVERNMENT employee. Additionally, LICENSEE shall not use the names of PHS, NIH, or CDC or their employees in any advertising, promotional, or sales literature without the prior written consent of PHS.

    12.12 The Parties agree to attempt to settle amicably any controversy or claim arising under this AGREEMENT or a breach of this AGREEMENT, except for appeals of modification or termination decisions provided for in Article 11. LICENSEE agrees first to appeal any such unsettled claims or controversies to the Director of NIH, or designee, whose decision shall be considered the final agency decision. Thereafter, LICENSEE may exercise any administrative or judicial remedies that may be available.

    12.13 Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 CFR Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

                          SIGNATURES BEGIN ON NEXT PAGE


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 10 of 17

                    PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE

                                 SIGNATURE PAGE

FOR PHS


by:     /s/ JACK SPIEGEL                                8/17/98
    ------------------------------------            ------------------
Jack Spiegel, Ph.D.                           Date
Director, Division of Technology Development and Transfer
National Institutes of Health

Mailing Address for Notices:

Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852

FOR LICENSEE (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of LICENSEE made or referred to in this document are truthful and accurate.):


INTROGEN THERAPEUTICS, INC.
----------------------------------------
LICENSEE

by: /s/ MAHENDRA G. SHAH                                7/27/98
   -------------------------------------            ------------------
Signature of Authorized Official              Date

MAHENDRA G. SHAH
----------------------------------------
Printed Name

V.P.
----------------------------------------
Title

Mailing Address for Notices:


301 Congress Avenue
----------------------------------------

Suite - 1850
----------------------------------------

Austin, Texas 78701
----------------------------------------


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 11 of 17

                     APPENDIX A-PATENT OR PATENT APPLICATION

PATENT OR PATENT APPLICATION:

U.S. Patent Application No. [*] entitled [*]

NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 12 of 17








         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                 APPENDIX B-LICENSED FIELDS OF USE AND TERRITORY

LICENSED TERRITORY:

Worldwide

LICENSED FIELDS OF USE:

[*]


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 13 of 17






         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              APPENDIX C-ROYALTIES

ROYALTIES:

LICENSEE agrees to pay to PHS a noncreditable, nonrefundable license issue royalty in the amount of [*].

LICENSEE agrees to pay to PHS a nonrefundable minimum annual royalty in the amount of [*].

LICENSEE agrees to pay PHS earned royalties on NET SALES:

[*] on NET SALES of LICENSED PRODUCTS in LICENSED TERRITORY.

LICENSEE agrees to pay PHS Benchmark Royalties for each LICENSED PRODUCT as follows:

[*] for a LICENSED PRODUCT: [*]

Initiation of the first [*] Clinical Trials for a LICENSED PRODUCT:
[*]

Initiation of the first [*] Clinical Trials for a LICENSED PRODUCT:
[*]

Initiation of the first [*] Clinical Trials for a LICENSED PRODUCT:
[*]

Approval of the first [*] for a LICENSED PRODUCT:
[*]

The benchmark royalty amounts shall be reduced by [*] with respect to [*] to meet such milestone. [*] For purposes of the foregoing benchmark payments, a LICENSED PRODUCT shall be deemed to include all LICENSED PRODUCTS (as defined in Paragraph 2.02) which incorporate the same gene.

LICENSEE agrees to pay PHS benchmark royalties for EACH SUBLICENSED PRODUCT as follows:

In the event that LICENSEE grants a SUBLICENSE, which includes intellectual property other than LICENSED PATENT RIGHTS, LICENSEE shall pay the following percentage of SUBLICENSING payments based on the phase of development of all LICENSED PRODUCTS:

[*] of the total SUBLICENSING FEE prior to [*].



NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 14 of 17





         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*] of the total SUBLICENSING FEE in the event the LICENSEE has initiated at least one [*] study with respect to any LICENSED PRODUCT subject to the SUBLICENSE arrangement.

[*] of the total SUBLICENSING FEE in the event the LICENSEE has initiated at least one [*] study with respect to any LICENSED PRODUCT subject to the SUBLICENSE arrangement.

[*] of the total SUBLICENSING FEE in the event the LICENSEE has initiated at least one [*] study with respect to any LICENSED PRODUCT subject to the SUBLICENSE arrangement.

For purposes of the foregoing payments, "SUBLICENSING FEE" shall mean all up-front cash payments received by LICENSEE from a SUBLICENSEE for rights to the LICENSED PATENTS, but excluding (i) amounts received in reimbursement for research or development related to the LICENSED PATENTS, (ii) amounts received as payment for marketing services, equity, or goods or products, and (iii) amounts received in consideration for the sale of all or substantially all of the business or assets of LICENSEE relating to this Agreement.



NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 15 of 17






         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX D-MODIFICATIONS

PHS and LICENSEE agree to the following modifications to the Articles and Paragraphs of this AGREEMENT:

2.05 "NET SALES" means the total gross receipts for sales of LICENSED PRODUCTS or practice of LICENSED PROCESSES by or on behalf of LICENSEE or its Sublicensees and from leasing, renting, or otherwise making LICENSED PRODUCTS available to others without sale or other dispositions, whether invoiced or not, less returns and allowances actually granted, packing costs, insurance costs, freight out, taxes or excise duties imposed on the transaction (if separately invoiced), and wholesaler and cash discounts in amounts customary in the trade. No deductions shall be made for commissions paid to individuals, whether they be with independent sales agencies or regularly employed by LICENSEE or its Sublicensees and on its payroll, or for the cost of collections.

2.09 "Sublicensee" means any non-affiliate third party to whom LICENSEE has granted the right to make and sell a LICENSED PRODUCT and/or practice a LICENSED PROCESS, with respect to the LICENSED PRODUCTS made and sold or the LICENSED PROCESSES practiced by such third party.

3.02 Upon written approval by PHS, which approval will not be unreasonably withheld or delayed, Licensee has the right to grant sublicenses to the LICENSED PATENT Rights to third parties. LICENSEE shall forward a copy of the executed sublicense agreement within (60) days of its execution.

3.04 LICENSEE agrees that any sublicenses granted by it hereunder shall provide that the obligations to PHS of Paragraphs 4.01, 6.01, 7.01, 7.03, 8.01, 8.02, 9.01, 9.02, 9.03, 10.05, and 11.06-11.08 of this Agreement shall be binding upon the Sublicensee as if it were a party to this Agreement. LICENSEE further agrees to attach copies of these Paragraphs to all such sublicense agreements.

3.05 Any sublicenses granted by LICENSEE shall provide for the termination of the sublicense or the conversion to a license directly between such Sublicensees and PHS on the applicable terms and conditions herein, at the option of the Sublicensee, upon termination of this Agreement under Article 11. Such conversion is subject and contingent upon acceptance by the Sublicensee of the applicable provisions of this Agreement.

5.08 As an additional royalty, LICENSEE agrees to pay PHS within (60) days of PHS's submission of a statement and request for payment, an amount equivalent to all patent expenses previously incurred by PHS in the preparation, filing, prosecution, and maintenance of LICENSED PATENT RIGHTS, to be divided equally among all nonexclusive commercialization LICENSEES of record as of the date the statement and request for payment is sent by PHS to LICENSEE. LICENSEE further agrees to pay PHS annually, within sixty (60) days of PHS's submission of a statement and request for payment, a royalty amount equivalent to all such future patent expenses incurred during the previous calendar year divided equally among all nonexclusive commercialization LICENSEES of record as of the date the statement and request for payment are sent by PHS to LICENSEE. [*] of the cumulative amount of the payments due under this Paragraph 5.08 may be credited against royalties due under Paragraph 5.03; however, the net royalty payment in any calendar year may not be lower than the minimum annual royalty specified in Appendix C. LICENSEE may elect to surrender its rights in any country of the LICENSED TERRITORY under any LICENSED PATENT RIGHTS upon sixty
(60) days' written notice to PHS and owe [*] under this Paragraph for subsequent patent-related expenses incurred in that country.

5.09 LICENSEE agrees to pay PHS the sublicensing royalties as set forth in Appendix C.



NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 16 of 17





         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

10.05 LICENSEE shall indemnify and hold PHS, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of a) the use by or on behalf of LICENSEE its Sublicensees and their officers, directors, employees, or third parties acting on their behalf of any LICENSED PATENT RIGHTS, or b) the design, manufacture, distribution, or use of any LICENSED PRODUCTS, LICENSED PROCESSES, or other products or processes developed in connection with or arising out of the LICENSED PATENT RIGHTS hereunder; provided that any party seeking indemnification under this Paragraph 10.5 shall: (i) promptly notify LICENSEE in writing of any claim, suit or other proceeding with respect to which the party intends to claim such indemnification: (ii) provide LICENSEE the opportunity as is afforded by applicable laws, rules or regulations to jointly control the defense and/or settlement of such claim suit or proceeding: (iii) provide LICENSEE, at LICENSEE's request and expense, with reasonable assistance and full information with respect to such claim, suit or proceeding. LICENSEE agrees to maintain a liability insurance program consistent with sound business practice.

11.03 [Delete]

11.04 PHS may terminate this Agreement on written notice to LICENSEE, if the LICENSEE becomes the subject of a voluntary: Petition in bankruptcy, or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if that petition or proceeding is not dismissed with prejudice within sixty (60) days after filing. Without limiting the foregoing, LICENSEE shall promptly notify PHS upon the filing of any of the foregoing petitions or proceedings.

12.07 This Agreement shall not be assigned by LICENSEE except a) with the prior written consent of PHS, or b) as part of a sale or transfer of substantially the entire business of LICENSEE relating to operations which concern this Agreement or to a party that is an affiliate or subsidiary of LICENSEE at the time of the assignment. LICENSEE shall notify PHS within ten (10) days of any assignment of this Agreement by LICENSEE.


NIH Office of Technology Transfer
PHS PATENT LICENSE AGREEMENT-NONEXCLUSIVE
L-052-98/0 Final Introgen Therapeutics Inc. 07/22/98 - Page 17 of 17